EXHIBIT 32

                           SECTION 1350 CERTIFICATION


I, Henry Karbiner, Jr., President, Chief Executive Officer and Chief Financial Officer of Tri City Bankshares Corporation (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1) the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Dated: March 28, 2007
      ---------------
                                                        /s/ Henry Karbiner, Jr.
                                                        -----------------------
                                                        Henry Karbiner, Jr.
                                                        President/CEO/CFO



This  certification  accompanies  this  Annual  Report on Form 10-K  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Tri City Bankshares Corporation for purposes of the Securities Exchange Act of 1934.